CyberShop International, Inc.

                               2,300,000 Shares */
                                  Common Stock
                                ($.001 par value)

                             Underwriting Agreement


                                                              New York, New York
                                                                          , 1998
C.E Unterberg, Towbin
Fahnestock & Co. Inc.
c/o C.E. Unterberg, Towbin
Swiss Bank Tower
10 East 50th Street
22nd Floor
New York, NY 10022


Ladies and Gentlemen:

         CyberShop International, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, 2,300,000 shares of Common Stock, $.001 par value ("Common Stock") of the Company, (the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 345,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). In addition, the Company proposes to issue to the Representatives 230,000 warrants (the "Warrants") which will initially entitle the Representatives to purchase 230,000 shares of Common Stock of the Company pursuant to the terms of a Warrant Agreement dated as of [ ], 1998 between the Company and the Representatives (the "Warrant Agreement"). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires.

--------
     */ Plus an option to purchase from CyberShop International, Inc. up to 345,000 additional shares to cover overallotments.

         The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City. The term "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(a) and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph 1(a), including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or any Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424", "Rule 430A" and "Rule 462(b)" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

              (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-42707) on Form S-1, including a related preliminary prospectus, for the registration under the Securities Act of 1933 (the

         "Act") of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or
         (ii) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (ii), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

              (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date and on any date on which shares sold in respect of the Underwriters' over-allotment option are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

              (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; CyberShop L.L.C., a New Jersey limited liability company (the "Subsidiary"), has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of New Jersey; each of the Company and the Subsidiary has the power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation or limited liability company, as applicable, and is in good standing, under the laws of each jurisdiction which requires such qualification except where failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole.

              (d) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities have been duly authorized for listing, subject to official notice of issuance on the Nasdaq SmallCap Market; the certificates for the Securities and the Warrants are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company and the membership interests of the Subsidiary are not entitled to preemptive or other rights to subscribe for the Securities and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company or the Subsidiary are outstanding.

              (e) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

              (f)  This  Agreement  has  been  duly  authorized,   executed  and
         delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

              (g) Neither the Company nor the Subsidiary is and, after giving effect to the offering and sale of the Securities and the Warrants and the application of the proceeds thereof as described in the Prospectus, neither will be an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

              (h) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

              (i) Neither the issue and sale of the  Securities  or the Warrants nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, or result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, (i) the charter or by-laws of the Company, (ii) the charter or operating agreement of the Subsidiary, (iii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Subsidiary is a party or bound or to which its property is subject, or (iv) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its or their properties.

              (j) No holder of securities of the Company or the Subsidiary has any right to the registration of such securities under the Registration Statement.

              (k) The  consolidated  financial  statements  and schedules of the
         Company and the Subsidiary included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company and the Subsidiary as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the rules and regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Data" in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein.

              (l) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary or its or their property is pending or, to their knowledge, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) (except, in the case of this clause (ii), for those that have been disclosed in the Prospectus); and no labor disturbance by or dispute with the employees of the Company or the Subsidiary exists or, to their knowledge, is threatened or is imminent that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (m) Each of the Company and the Subsidiary owns or leases all such properties as are necessary to the conduct of its operations as presently conducted; neither the Company nor the Subsidiary is in violation of any law, rule or regulation of any Federal, state or local governmental or regulatory authority applicable to it or is in non-compliance with any term or condition of, or has failed to obtain and maintain in effect, any license, certificate, permit or other governmental authorization required for the ownership or lease of its property or the conduct of its business, which violation, non-compliance or failure would individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); and neither the Company nor the Subsidiary has received notice of any proceedings relating to the revocation or material modification of any such license, certificate, permit or other authorization.

              (n)  Neither the Company nor the  Subsidiary  is in  violation  or default of (i) any provision of its charter, by-laws or operating agreement, as applicable, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its or their properties, except where such violation or default would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole.

              (o) Arthur Andersen LLP, who have certified certain financial statements of the Company and the Subsidiary and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to the Company and the Subsidiary within the meaning of the Act and the applicable published rules and regulations thereunder.

              (p) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the Warrant Agreement or the issuance by the Company or sale by the Company of the Securities and the Warrants.

              (q) The Company and the Subsidiary have filed all foreign, Federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (r) No labor dispute with the employees of the Company or the Subsidiary exists or is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (s) The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor the Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (t) Each of the Company and the Subsidiary possesses all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct its business, and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (u) Neither the Company nor the Subsidiary is in violation of any Federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials; each of the Company and the Subsidiary has received all permits, licenses or other approvals required of them under applicable Federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and the Subsidiary are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

              (v) The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
         (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (w) The Company and the Subsidiary own or have obtained licenses for the patents, patent applications, trade and service marks, trade secrets and other intellectual properties referenced or described in the Prospectus as being owned by or licensed to them (collectively, the "Intellectual Property"). Except as set forth in the Prospectus under the caption "Business--Technology," (a) there are no rights of third parties to any such Intellectual Property; (b) there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company's or the Subsidiary's rights in or to any such Intellectual Property, and each of the Company and the Subsidiary is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and each of the Company and the Subsidiary is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company or the Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and each of the Company and the Subsidiary is unaware of any other fact which would form a reasonable basis for any such claim; (f) there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectus as being owned by or licensed to the Company or the Subsidiary or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company or the Subsidiary is aware that may render any U.S. patent held by the Company or the Subsidiary invalid or any U.S. patent application held by the Company or the Subsidiary unpatentable which has not been disclosed to the U.S. Patent and Trademark Office. Each of the Company and the Subsidiary owns the Intellectual Property or has the rights to the Intellectual Property that is necessary to conduct its business as described in the Prospectus.

              (x) All of the membership  interests of the  Subsidiary  have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding membership interests of the Subsidiary are owned directly by the Company free and clear of any perfected security interest and, to the knowledge of the Company, after due inquiry, any other security interests, claims, liens or encumbrances.

              (y) The Subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's membership interests, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company except as described in or contemplated by the Prospectus.

              (z) The Subsidiary is the only significant subsidiary of the Company as defined by Rule 1-02 of Regulation S-X.

              (aa) The Warrant Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company in accordance with its terms, will constitute a valid and legally binding obligation of the Company in accordance with its terms; the Warrants will conform in all material respects to the description of the Warrants in the Prospectus and in the Warrant Agreement; the Warrants to be issued and sold by the Company to the Representatives pursuant to the Warrant Agreement have been duly and validly authorized and, when duly executed, issued and delivered as contemplated by the Warrant Agreement against payment therefor will be duly and validly issued, fully paid and will constitute the valid and binding obligations of the Company, entitled to the benefits of the Warrant Agreement and enforceable in accordance with their terms.

              (bb) When the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Warrants will be exercisable for shares of Common Stock of the Company ("Warrant Shares") in accordance with their terms subsequent to [ ], 1999; the Warrant Shares initially issuable upon the exercise of such Warrants have been duly authorized and reserved for issuance upon such exercise in accordance with the terms of the Warrants and, when issued upon such exercise, will be validly issued, fully paid and nonassessable; and the stockholders of the Company have no preemptive rights with respect to the Warrant Shares.

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

         2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell (i) to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $[ ] per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto and (ii)to each Representative, and each Representative agrees to purchase from the Company, at a purchase price of $.01 per Warrant, the amount of Warrants set forth opposite such Representative's name in schedule I hereof.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 300,000 shares of Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telefax notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several

Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities, and payment therefor, shall be made as provided in Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

         3. Delivery and Payment. Delivery of and payment for the Underwritten Securities, the Warrants and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on [ ], 1998, or such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same day funds to an account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of the Depository Trust Company unless the Representatives shall otherwise instruct. Delivery of the Warrants shall be made to the Representatives for the Representatives' own account against payment by the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same day funds to an account specified by the Company.

         If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option), against payment by the several Underwriters through the Representatives thereof to or upon the order of the Company by wire transfer payable in same day funds to an account specified by the Company.
Delivery of the Option Securities shall be made through facilities of the Depository Trust

Company unless the Representatives shall otherwise instruct.

         If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

         5. Agreements. The Company agrees with the several Underwriters that:

              (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Upon your request, the Company will cause the Rule 462(b) Registration Statement, properly completed, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representatives of such filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the

         Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or of any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

              (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

              (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

              (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

              (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

              (f) The Company will not, for a period of one year following the Execution Time, without the prior written consent of C.E. Unterberg, Towbin, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

         6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the

Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
(ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company shall have furnished to the Representatives the opinion of Rubin Baum Levin Constant & Friedman, counsel for the Company, dated the Closing Date, to the effect that:

              (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), prospects earnings, business or properties of the Company and the Subsidiary, taken as a whole;

              (ii) the Subsidiary has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of New Jersey, with limited liability company power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), prospects earnings, business or properties of the Company and the Subsidiary, taken as a whole;

              (iii) the Company's authorized equity capitalization and the membership interests of the Subsidiary are as set forth in the Prospectus; the capital stock of the Company and the membership interests of the Subsidiary conform in all material respects to the descriptions thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; all of the membership interests of the Subsidiary are owned directly by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Company has been notified by the Nasdaq SmallCap Market that the Securities are duly authorized for listing, subject to official notice of issuance on the Nasdaq SmallCap Market; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company and the membership interests of the Subsidiary are not entitled to preemptive or other rights to subscribe for the Securities; and except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or membership or ownership interests in the Company or the Subsidiary are outstanding;

              (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiary of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

              (v) based solely upon the advice of the Commission, the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and solely on the basis of such counsel's work in connection with this matter, including such counsel's participation in conferences at which the Registration was discussed, prepared and reviewed and examination of the documents referred to therein, such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contains or contained any untrue statement of a material fact omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need not express an opinion);

              (vi) this Agreement has been duly authorized, executed and delivered by the Company;

              (vii) the Company is not and, after giving effect to the offering and sale of the Securities and the Warrants and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act;

              (viii) no consent, approval, authorization filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus;

              (ix) to such counsel's knowledge, neither the issue and sale of the Securities and the Warrants, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary pursuant to, (i) the charter or by-laws of the Company, (ii) the charter or operating agreement of the Subsidiary, (iii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition or covenant or instrument to which the Company or the Subsidiary is a party or bound or to which its property is subject, or (iv) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiary or any of its or their properties;

              (x) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

              (xi) the Warrant Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company in accordance with its terms; the Warrant Agreement and the Warrants conform in all material respects to the descriptions thereof contained in the Prospectus; the Warrants have been duly and validly authorized, executed, issued and delivered and constitute the valid and binding obligations of the Company, entitled to the benefits of the Warrant Agreement and enforceable in accordance with their terms; the certificates for the Warrants are in valid and sufficient form; the Warrants are exercisable for the Warrant Shares of the Company in accordance with their terms; the Warrant Shares initially issuable upon the exercise of the Warrants have been duly authorized and reserved for issuance upon such exercise and, when issued upon such exercise, will be validly issued, fully paid and nonassessable; the stockholders of the Company have no preemptive rights with respect to the Warrant Shares.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph
(b) include any supplements thereto at the Closing Date.

         (c) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

              (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

              (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (e) At the Execution Time and at the Closing Date, Arthur Anderson LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and
substance  satisfactory  to  the  Representatives,   confirming  that  they  are
independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

              (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

              (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the executive, audit and compensation committees of the Company and the Operating Agreement, as amended, of the Subsidiary ; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and the Subsidiary as to transactions and events subsequent to December 31, 1997, nothing came to their attention which caused them to believe that:

                   (1) with  respect to the period  subsequent  to December  31,
              1997, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term liabilities of the Company or the Subsidiary or capital stock of the Company or decreases in the stockholders' equity of the Company and the Subsidiary or decreases in working capital of the Company as compared with the amounts shown on the December 31, 1997, consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 1998 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in net revenues or income before income taxes or in total or per share amounts of net income of the Company and the Subsidiary, operating income, net interest income, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                   (2) the information  included in the  Registration  Statement and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

              (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and the Subsidiary) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Summary Financial Information", "Dilution", "Capitalization", "Selected Financial Data", "Management's Discussion and Analysis of Financial Condition and
         Results of Operations", "Business", "Management", "Certain Transactions", "Principal Stockholders" and "Description of Capital Stock" in the Prospectus, agrees with the accounting records of the Company and the Subsidiary, excluding any questions of legal interpretation.

         References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

         (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the

Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

         (g) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer, director stockholder and option holder of the Company addressed to the Representatives.

         (h) The Company shall have caused the Securities to be eligible for trading on the Nasdaq SmallCap Market upon issuance.

         (i) At the time of Closing, the Company shall have executed and delivered the Warrant Agreement to the Representatives.

         (j) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 6 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

         7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through C.E. Unterberg, Towbin on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Securities Exchange Act of 1934 (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered above and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein or in the section of the Prospectus entitled "Underwriting" and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any director, officer, employee or agent of such Underwriter or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities that are the subject thereof if such person did not receive a copy of the

Prospectus (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required under the Act and any untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, the stabilization legend in block capital letters on page 2 and under the heading "Underwriting" constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below);

provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq SmallCap Market or trading in securities generally on the New York Stock Exchange or the Nasdaq SmallCap Market shall have been suspended or limited or minimum prices shall have been established on either of such Exchange or SmallCap Market, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancelation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed and confirmed to them, care of C.E. Unterberg, Towbin, Swiss Bank Tower, 10 East 50th Street, 22nd Floor, New York, New York, 10022; or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to it at 130 Madison Avenue, New York, New York 10016, attention of Jeffrey Tauber.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

         16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                              Very truly yours,

                              By: ..............................................

                              Name:
                              Title:

The   foregoing   Agreement   is  hereby
confirmed and accepted as of the date first above written.

C.E. Unterberg, Towbin

By: .................................................


For itself, Fahnestock & Co. Inc. and the
other   several   Underwriters  named  in
Schedule I to the foregoing Agreement.

                                   SCHEDULE I


                                     NUMBER OF SHARES       NUMBER OF WARRENTS
UNDERWRITERS                         TO BE PURCHASED         TO BE PURCHASED

C.E. Unterberg, Towbin . . . . . . .    1,380,000                138,000
Fahnestock & Co. Inc.  . . . . . . .      920,000                 92,000








                                        ---------                -------
         Total . . . . . . . . .        2,300,000                230,000
                                        =========                =======

                                                                       EXHIBIT A


             [Letterhead of officer, director, shareholder or option

                    holder of CyberShop International, Inc.]


                          CyberShop International, Inc.
                         Public Offering of Common Stock


                                                                          , 1998

C.E. Unterberg, Towbin
Fahnestock & Co. Inc.
C/O C.E. Unterberg, Towbin
Swiss Bank Tower
10 East 50th Street, 22nd Floor
New York, New York 10022

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between CyberShop International, Inc., a Delaware corporation (the "Company"), and you as the Underwriter named therein, relating to an underwritten public offering (the "Offering") of Common Stock, $.001 par value (the "Common Stock"), of the Company.

         In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of C.E. Unterberg, Towbin, offer, sell, contract to sell, pledge or otherwise dispose of, or file a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of one year after the date of this Agreement, other than (i) shares of Common Stock obtained by any purchases in the open market by the undersigned following consummation of the Offering, (ii) any shares of Common Stock to be sold hereunder, (iii) any option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus to which this Agreement relates, (iv) shares of Common Stock disposed of as bona fide gifts, and (v) the transfer of shares of Common Stock by the undersigned to

(a) any spouse, parents, siblings or lineal descendants of the undersigned, (b) any trust for the benefit of the undersigned, (c) any distributee, legatee or devisee of the undersigned who acquires its shares by will or operation of law upon the death or dissolution of the undersigned or (d) any current holder of Common Stock; provided that the transferee in each of the preceding clauses (iv) and (v) agrees in writing to be bound by the terms of this Agreement to the same extent as the undersigned.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                                   Yours very truly,

                                                   [Signature of officer,
                                                   director, shareholder or
                                                   option holder]

                                                   [Name and address of officer,
                                                   director, shareholder or
                                                   option holder]